UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2025

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ADC Therapeutics SA (the “Company”) held its 2025 annual general meeting of shareholders (the “Annual Meeting”) on June 3, 2025. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each proposal submitted to shareholders at the Annual Meeting. All proposals submitted to the shareholders at the Annual Meeting were approved. The final results for the votes regarding each proposal are set forth below.

Proposal #1: Approving the management report, annual financial statements and consolidated financial statements

The shareholders approved the management report, the annual financial statements and the consolidated financial statements for the year ended December 31, 2024 and acknowledged the auditors’ report for the year ended December 31, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,305,481	175,719	6,190,539	—

Proposal #2: Approving, on an advisory basis under Swiss law, the compensation report

The shareholders approved, in a non-binding advisory vote, the compensation report for the year ended December 31, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,765,084	190,266	6,239,636	12,476,753

Proposal #3: Discharging the members of the board of directors and the executive committee from liability

The shareholders approved that the members of the board of directors and the executive committee be discharged from liability for the year ended December 31, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,463,514	4,933,137	6,251,708	12,476,753

Proposal #4: Approving the appropriation of the financial results

The shareholders approved that the net loss for the year ended December 31, 2024 be carried forward. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,287,802	194,334	6,189,603	—

Proposal #5: Electing and reelecting directors

The shareholders elected or reelected, as applicable, the following directors for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ron Squarer	47,887,130	160,193	6,147,663	12,476,753
Robert Azelby	47,550,379	496,944	6,147,663	12,476,753
Jean-Pierre Bizzari	45,409,931	2,615,372	6,169,683	12,476,753
Peter Hug	47,328,762	718,559	6,147,665	12,476,753
Ameet Mallik	47,898,350	148,970	6,147,666	12,476,753
Viviane Monges	47,656,746	367,800	6,170,440	12,476,753
Tyrell Rivers	47,898,929	147,892	6,148,165	12,476,753
Victor Sandor	47,559,348	487,673	6,147,965	12,476,753
Timothy Coughlin	47,922,751	124,670	6,147,565	12,476,753

Timothy Coughlin, 58, became a member of our board of directors upon election at the Annual Meeting. From 2002 to 2018, Mr. Coughlin was with Neurocrine Biosciences, becoming the Chief Financial Officer of Neurocrine Biosciences in 2006. Prior to joining Neurocrine, he was with Catholic Health Initiatives, where he served as Vice President of Financial Services. He also served on the board of directors of Peloton Therapeutics prior to its sale to Merck & Co in 2019 and Fate Therapeutics from 2013 to 2025. In addition to our board of directors, he currently serves on the board of directors of Travere Therapeutics and is chairman of the board at aTyr Pharma. Mr. Coughlin holds a master’s degree in international business from San Diego State University and a bachelor’s degree in accounting from Temple University. Mr. Coughlin is a certified public accountant (CPA) in both California and Pennsylvania. We believe that Mr. Coughlin’s extensive experience as a CPA and in the biotech and biopharma space makes him a valuable addition to our board of directors. Upon his election to our board of directors at the Annual Meeting, our board of directors appointed Mr. Coughlin to be the chair of the audit committee. Our board of directors has determined that Mr. Coughlin is an independent director within the meaning of NYSE listing standards, is financially literate and is an “audit committee financial expert.”

Proposal #6: Reelecting compensation committee members

The shareholders reelected the following members of the compensation committee for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert Azelby	47,566,015	480,437	6,148,534	12,476,753
Peter Hug	47,391,973	654,281	6,148,732	12,476,753
Victor Sandor	47,565,929	480,525	6,148,532	12,476,753

Proposal #7: Reelecting the Independent Proxy

The shareholders reelected PHC Notaires, in Lausanne, Switzerland, as the Independent Proxy for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,221,310	276,435	6,173,994	—

Proposal #8: Reelecting the auditors

The shareholders reelected PricewaterhouseCoopers SA as the statutory auditor and independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,360,349	71,384	6,240,006	—

Proposal #9: Approving, on a binding basis under Swiss law, the compensation of the board of directors and the executive committee

The shareholders approved, on a binding basis under Swiss law, that (i) the maximum aggregate amount of compensation for the members of the board of directors for the period between the Annual Meeting and the 2026 annual general meeting of shareholders be set at $2,300,000 (Proposal #9a), (ii) the maximum aggregate amount of fixed compensation for the members of the executive committee for the year ending December 31, 2026 be set at $2,600,000 (Proposal #9b) and (iii) the maximum aggregate amount of variable compensation for the members of the executive committee for the year ending December 31, 2025 be set at $3,500,000 (Proposal #9c). The voting results were as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
#9a	42,986,549	4,960,693	6,247,744	12,476,753
#9b	43,022,699	4,901,772	6,270,515	12,476,753
#9c	43,021,851	4,901,442	6,271,693	12,476,753

Proposal #10: Approving, on an advisory basis under U.S. law, the compensation paid to the named executive officers

The shareholders approved, on an advisory basis under U.S. law, the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” and the related compensation tables and narrative disclosure in the proxy statement. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
47,645,306	303,251	6,246,429	12,476,753

Proposal #11: Approving an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan

The shareholders approved an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,802,737	5,226,105	6,166,144	12,476,753

Proposal #12: Approving amendments to article 4b of the articles of association to increase the conditional share capital for employee participation

The shareholders approved amendments to article 4b of the articles of association to increase the conditional share capital for employee participation. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,270,118	4,680,858	6,244,010	12,476,753

The amendments to the Company’s articles of association became effective upon their approval at the Annual Meeting. A copy of the Company’s current articles of association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Association of ADC Therapeutics SA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: June 5, 2025
	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer